UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2010
RRI Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-16455	76-0655566
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1000 Main Street, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (832) 357-3000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Explanatory Note
     This Amendment on Form 8-K/A (this “Amendment”) by RRI Energy, Inc. (“RRI Energy”) amends the Current Report on Form 8-K originally furnished to the Securities and Exchange Commission on September 8, 2010 (the “Original 8-K”). This Amendment is being filed solely to correct the “Cash paid for interest” and “Ratio of Adjusted EBITDA to cash paid for interest” line items and to update the related footnote on page 3 of Exhibit 99.1 to the Original 8-K under the caption “Summary unaudited pro forma condensed combined consolidated financial data” as set forth below:

		Pro forma	Pro forma
	Pro forma	six months	six months	Pro forma
	year ended	ended	ended	twelve months
(Dollars in millions)	December 31, 2009	June 30, 2009	June 30, 2010	ended June 30, 2010

Other financial data:
Cash paid for interest(e)	438	213	222	447
Ratio of Adjusted EBITDA to cash paid for interest	2.13	1.64	1.51	2.05

(e)	Includes amounts related to pro forma capitalized interest of $91 million, $47 million, $11 million and $55 million for the year ended December 31, 2009, six months ended June 30, 2009, six months ended June 30, 2010 and twelve months ended June 30, 2010, respectively.
     The above information is disclosed in a supplement to the preliminary information memorandum that is being furnished to potential lenders in connection with the syndication of the new senior secured term loan and revolving credit facility of GenOn and a supplement to the preliminary offering memorandum related to a private placement.
     Except as specifically provided in this Amendment, the information contained in the Original 8-K remains unchanged. This Amendment does not reflect events that have occurred after the filing of the 8-K and does not modify or update disclosures as originally filed, except as described in this Amendment.
     This Amendment shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
     The information in Item 7.01 of this Amendment is being furnished, not filed. Accordingly, the information will not be incorporated by reference into any registration statement filed by RRI Energy under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference therein.
Cautionary Language Regarding Forward-Looking Statements
     Some of the statements included in this Current Report on Form 8-K/A involve forward-looking information. These statements may include statements for the period after completion of the merger. These forward-looking statements relate to outlooks or expectations for earnings, revenues, expenses, asset quality or other future financial or business performance, strategies or expectations, or the effect of legal, regulatory or supervisory matters on business, results of operations or financial condition, and include, among others:
•	statements relating to the benefits of the merger, including anticipated synergies and cost savings estimated to result from the merger;

•	statements relating to future business prospects, revenue, income, liquidity and financial condition; and
•	statements preceded by, followed by or that include the words “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “think,” “view,” “seek,” “target” or similar expressions.
     Forward-looking statements reflect managements’ judgment based on currently available information and involve a number of factors, risks and uncertainties that could cause actual results to differ. With respect to these forward-looking statements, each of RRI management and Mirant management has made assumptions regarding, among other things, future demand and market prices for electricity, capacity, fuel and emission allowances, operating, general and administrative costs, financial and economic market conditions and legislative, regulatory and/or market developments. The future and assumptions about the future cannot be ensured. Actual results may differ materially from those in the forward-looking statements. Some factors, risks and uncertainties that could cause actual results to differ include:
•	the ability to obtain governmental approvals of the merger, or acceptable debt financing, on the proposed terms and time schedule;
•	the risk that the businesses will not be integrated successfully;
•	expected cost savings from the merger may not be fully realized within the expected time frames or at all;
•	revenues following the merger may be lower than expected;
•	changes in political or other factors such as monetary policy, legal and regulatory changes or other external factors over which the companies have no control;
•	changes in general economic and market conditions, including demand and market prices for electricity, capacity, fuel and emission allowances; and
•	those set forth in RRI Energy’s and Mirant’s most recent Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.
     You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of the particular statement. Except as required by law, neither RRI nor Mirant undertakes any obligation to publicly update or release any revisions to these forward-looking statements to reflect any events or circumstances after the date that they were made or to reflect the occurrence of unanticipated events.
Additional Information and Where to Find It
     In connection with the proposed merger between RRI Energy and Mirant, RRI Energy filed with the SEC a Registration Statement on Form S-4 that includes a joint proxy statement of RRI Energy and Mirant and that also constitutes a prospectus of RRI Energy. RRI Energy and Mirant urge investors and shareholders to read the registration statement, and any other relevant documents filed with the SEC, including the joint proxy statement/prospectus that is a part of the registration statement because they contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from RRI Energy’s website (www.rrienergy.com) under the tab “Investor Relations” and then under the heading “Company Filings.” You may also obtain these documents, free of charge, from Mirant’s website (www.mirant.com) under the tab “Investor Relations” and then under the heading “SEC Filings.”

Participants in the Merger Solicitation
     RRI Energy, Mirant, and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from RRI Energy and Mirant shareholders in favor of the merger and related matters. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of RRI Energy and Mirant shareholders in connection with the proposed merger is contained in the joint proxy statement/prospectus. You can find information about RRI Energy’s executive officers and directors in its definitive proxy statement filed with the SEC on April 1, 2010. You can find information about Mirant’s executive officers and directors in its definitive proxy statement filed with the SEC on March 26, 2010 and supplemented on April 28, 2010. Additional information about RRI Energy’s executive officers and directors and Mirant’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4. You can obtain free copies of these documents from RRI Energy and Mirant as described above.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 16, 2010

RRI Energy, Inc.
/s/ Thomas C. Livengood
Name:	Thomas C. Livengood
Title:	Senior Vice President and Controller

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